SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            Form 8-K

                         CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 18, 1998
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                          WesBanco, Inc.
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         (Exact name of registrant as specified in its charter)


    West Virginia                0-8467                       55-0571723
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(State or other
jurisdiction                   (Commission               (IRS Employer
of incorporation)              File Number)              Identification No.)


  1 Bank Plaza, Wheeling, WV                                    26003
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 5 - Other Events

     On June 18, 1997, WesBanco, Inc. consummated the acquisition of Hunter Insurance Agency, Fairmont, West Virginia. The acquisition will be a stock transaction that will be accounted for as a purchase transaction. WesBanco, Inc. will issue 62,500 shares of common stock from Treasury Stock in the acquisition.

     Exhibits
     --------
        20 - Press release dated June 18, 1998, regarding the consummation of the acquisition of Hunter Insurance Agency by WesBanco, Inc.

                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WesBanco, Inc.
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                              (Registrant)


June 30, 1998                  /s/ Edward M. George
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    Date                      Edward M. George
                              President & Chief Executive Officer